Exhibit 99.1

NYSE American / TSX

Symbol: TMQ

News Release

Trilogy Metals Closes US$35.6 Million Strategic Equity Investment by the U.S. Department of War

U.S. Government Becomes an Approximately 10% Shareholder of Trilogy Metals, Advancing Domestic Copper Supply from Alaska’s Ambler Mining District

September 11, 2026 – Vancouver, British Columbia – Trilogy Metals Inc. (NYSE American / TSX: TMQ) (“Trilogy Metals”, “Trilogy” or the “Company”) announced today that it has completed the previously announced strategic equity investment by the U.S. Department of War (the “DOW” or “U.S. Government”).

The investment, totaling approximately US$35.6 million across transactions with Trilogy Metals and South32 Limited (ASX, LSE, JSE: S32; ADR: SOUHY) (“South32”), is being deployed in full to advance exploration and development of the Upper Kobuk Mineral Projects (“UKMP”) in northwestern Alaska. The UKMP asset portfolio, which encompasses approximately 190,929 hectares and hosts both the high-grade Arctic polymetallic deposit (the “Arctic Project” or “Arctic”) and the Bornite carbonate replacement (copper-cobalt) deposit (the “Bornite Project” or “Bornite”), is being advanced by Ambler Metals LLC (“Ambler Metals”). Ambler Metals is a 50/50 joint venture operating company equally owned by Trilogy and South32.

For more information on the transaction, see Trilogy’s news release dated August 28, 2026.

Use of Proceeds and Next Steps

Trilogy Metals and South32 have each committed the full proceeds of the DOW investment to Ambler Metals to advance exploration and development of the UKMP.

The DOW has committed to work in good faith to help facilitate financing required for construction of the proposed 211-mile, industrial-use-only Ambler Road in coordination with the State of Alaska and the Alaska Industrial Development and Export Authority (“AIDEA”), which holds the project.

Closing follows two significant federal permitting milestones for the Arctic Project – the April 2026 filing of a Clean Water Act Section 404 permit application with the U.S. Army Corps of Engineers, and the May 15, 2026 acceptance of the Arctic Project as a “Covered Project” under Title 41 of the Fixing America’s Surface Transportation Act (“FAST-41”), which established a transparent, enforceable permitting timetable published on the Federal Permitting Dashboard at permits.performance.gov.

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U.S. Securities Act Disclaimer

The offer and sale of the securities described above were made in a transaction not involving a public offering and the securities have not been registered under the Securities Act of 1933, as amended, and may not be reoffered or resold in the United States except pursuant to an effective registration statement or an applicable exemption from the registration requirements. This news release shall not constitute an offer to sell or a solicitation of an offer to buy these securities, nor shall there be any sale of these securities in any state or other jurisdiction in which such offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such state or other jurisdiction.

Early Warning Disclosure

Based upon the daily average C$/US$ exchange rate quoted by the Bank of Canada as of the date hereof, the consideration of US$17,827,787 for the transaction between the DOW and South32 is equivalent to approximately C$24.7 million or C$3.01 per share.

Prior to the closing of the transaction, South32 had beneficial ownership of, or control and direction over, 18,595,311 common shares of Trilogy, representing approximately 10.7% of the issued and outstanding common shares of Trilogy on a non-diluted basis. As a result of, and immediately following, the transaction, South32’s beneficial ownership, control and direction was reduced to 10,379,741 common shares of Trilogy, representing approximately 6.0% of the issued and outstanding common shares of Trilogy on a non-diluted basis as of the date hereof.

South32 advises that the common shares of Trilogy were disposed of pursuant to the definitive agreements for investment purposes. Pursuant to the definitive agreements, for a period of ten (10) years following closing, the DOW will have the option to purchase 6,161,678 common shares of Trilogy from South32 at a price of US$0.01 per share subject to certain terms and conditions, and South32 will be obligated to hold such shares at all times during that period and to sell them to the DOW upon exercise of the option. In addition, South32 may, depending on market and other conditions, increase or decrease its beneficial ownership of Trilogy’s securities, whether in the open market, by privately negotiated agreements or otherwise, subject to a number of factors, including general market conditions and other available investment and business opportunities. South32’s head office is located at Level 2, 100 St Georges Terrace, Perth WA 6000, Australia.

This disclosure is provided under the early warning system under applicable Canadian securities laws, which also requires an early warning report to be filed containing additional information with respect to the foregoing matters. A copy of the early warning report will be available on SEDAR+ under Trilogy’s issuer profile at www.sedarplus.ca and may be obtained upon request from South32 by contacting Ben Baker at +61 403 763 086.

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About Trilogy Metals

Trilogy Metals Inc. is a metal exploration and development company holding a 50 percent interest in Ambler Metals LLC, which has a 100 percent interest in the Upper Kobuk Mineral Projects (“UKMP”) in northwestern Alaska. On December 19, 2019, South32 Limited, a globally diversified mining and metals company, exercised its option to form a 50/50 joint venture with Trilogy Metals. The UKMP is located within the Ambler Mining District which is one of the richest and most prospective known copper-dominant districts in the world. It hosts polymetallic volcanogenic massive sulfide (“VMS”) deposits that contain copper, zinc, lead, gold and silver, and carbonate replacement deposits which have been found to host high-grade copper and cobalt mineralization. Exploration efforts have been focused on two deposits in the Ambler Mining District – the Arctic VMS deposit and the Bornite carbonate replacement deposit. Both deposits are located within a land package that spans approximately 190,929 hectares. Ambler Metals has an agreement with NANA Regional Corporation, Inc., an Alaska Native Corporation, that provides a framework for the exploration and potential development of the Ambler Mining District in cooperation with local communities. Trilogy Metals’ vision is to develop the Ambler Mining District into a premier North American copper producer while protecting and respecting subsistence livelihoods.

Company Contact

Matthew Keevil

Vice President, Investor Relations and Business Development

ir@trilogymetals.com

Phone: +1 604 638 8088

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Cautionary Note Regarding Forward-Looking Statements

This news release includes certain “forward-looking information” and “forward-looking statements” (collectively “forward-looking statements”) within the meaning of applicable Canadian and United States securities legislation, including the United States Private Securities Litigation Reform Act of 1995. All statements, other than statements of historical fact, included herein, including, without limitation, statements regarding the anticipated use of proceeds of the strategic equity investment; the expected benefits of the investment to the Company, Ambler Metals and the Ambler Mining District; the availability of financing for the Ambler Road; the anticipated timing and outcome of federal and state permitting processes, including the FAST-41 permitting timetable and the Clean Water Act Section 404 permit application; planned exploration and development activities at the UKMP; and the strategic importance of the Arctic Project to domestic critical mineral supply chains are forward-looking statements. Forward-looking statements are frequently, but not always, identified by words such as “expects”, “anticipates”, “believes”, “intends”, “estimates”, “potential”, “possible”, and similar expressions, or statements that events, conditions, or results “will”, “may”, “could”, or “should” occur or be achieved. Forward-looking statements involve various risks and uncertainties. There can be no assurance that such statements will prove to be accurate, and actual results and future events could differ materially from those anticipated in such statements. Important factors that could cause actual results to differ materially from the Company's expectations include the uncertainties involving the outcome of pending litigation, success of exploration activities, permitting timelines, requirements for additional capital, government regulation of mining operations, environmental risks, prices for energy inputs, labour, materials, supplies and services, uncertainties involved in the interpretation of drilling results and geological tests, unexpected cost increases and other risks and uncertainties disclosed in the Company's Annual Report on Form 10-K for the year ended November 30, 2025 filed with Canadian securities regulatory authorities and with the United States Securities and Exchange Commission and in other Company reports and documents filed with applicable securities regulatory authorities from time to time. The Company's forward-looking statements reflect the beliefs, opinions, and projections on the date the statements are made. The Company assumes no obligation to update the forward-looking statements or beliefs, opinions, projections, or other factors, should they change, except as required by law.

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